EXHIBIT 32.1

                  Certification of Principal Executive Officer
                         Pursuant to U.S.C. Section 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Irwin L. Gross, Chief Executive Officer of TNX Television Holdings, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-QSB for the period ending September 30, 2004 of TNX Television Holdings, Inc. (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of TNX Television Holdings, Inc.


Dated: November 15, 2004                       /s/ Irwin L. Gross
                                               ------------------------
                                               Irwin L. Gross
                                               Chief Executive Officer
                                               (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided by the Registrant and will be retained by the Registrant and shall be furnished to the Securities and Exchange Commission or its staff upon request.